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                                                                    EXHIBIT 99.B

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q for the period ending March 31, 2003, of Cedar Brakes I, L.L.C. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John L. Harrison, Senior Vice President, Chief Financial Officer and Treasurer, certify (i) that the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
(ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ John L. Harrison
                                           ------------------------------------
                                           John L. Harrison
                                           Senior Vice President,
                                           Chief Financial Officer
                                           Treasurer and Class A Manager
                                           (Principal Financial Officer)

                                           May 15, 2003

A signed original of this written statement required by Section 906 has been provided to Cedar Brakes I., L.L.C. and will be retained by Cedar Brakes I, L.L.C. and furnished to the Securities and Exchange Commission or its staff upon request.